UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          September 23, 2004

SOUTHWEST BANCORPORATION OF TEXAS, INC.

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-22007 (Commission File No.)	76-0519693 (I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS (Address of Principal Executive Offices)		77027 (Zip Code)

(713) 235-8800
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure.
Item 9.01(c) Exhibits.
SIGNATURES
Presentation given September 23, 2004

Item 7.01 Regulation FD Disclosure.

     On September 23, 2004, the Company presented information regarding the merger with Klein Bancshares, Inc. (“Klein”) to Klein shareholders following the special meeting of Klein shareholders. A presentation given at this conference is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit..

Item 9.01(c) Exhibits.

     Exhibit 99.1          Presentation given September 23, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC.
Dated: September 23, 2004	By:	/s/ P. Allan Port
P. Allan Port
Executive Vice President, General Counsel, and Secretary

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INDEX TO EXHIBITS

Exhibit	Description
99.1	Presentation given September 23, 2004.

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